UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2001

HYPERCOM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13521	86-0828608

(State or Other Jurisdiction	(Commission	(IRS Employer

of Incorporation)	File Number)	Identification No.)

2851 West Kathleen Road, Phoenix, Arizona	85053

(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code (602) 504-5000

Not Applicable.

(Former Name or Former Address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index
Exhibit 10.1
Exhibit 10.2

Item 5. Other Events.

         On August 24, 2001 and August 28, 2001, Golden Eagle Leasing, Inc. (“Golden Eagle”), a microticket leasing subsidiary of Hypercom Corporation (“Hypercom”), closed a $10 million revolving credit facility with Webster Bank (“Webster”) and a $10 million revolving credit facility with Congress Financial Corporation (“Congress”), respectively. Both credit facilities will be used for the financing of new lease contracts by Golden Eagle. The principal terms of the deals are as follows:

Webster Bank

•	Maximum amount of credit facility is $10 million.

•	Loan is guaranteed by Hypercom.

•	Term is 1 year.

•	Interest rate is Wall Street Journal Prime Rate plus 1.75% or 30 day LIBOR plus 470 basis points.

•	Borrowing base is 65% of the net present value of Golden Eagle’s lease receivables.

•	Collateral includes a first priority security interest in all leases (or proceeds thereof) and equipment financed with loan advances.

•	Fees payable under the facility consist of:

•	Closing fee of $75,000

•	Audit fee (Golden Eagle will pay the cost of twice yearly audits and any audit conducted by Webster in the event of a default)

•	Unused revolving loan fee of .50% of unused portion of revolving loan

•	Typical representations, covenants and events of default including, without limitation, cross defaults, financial covenants, change of management covenants, operating income requirements, EBITDA requirements and tangible net worth requirements.

Congress Financial Corporation Loan

•	Maximum amount of credit facility is $10 million which can be expanded up to $20 million if Congress is able to participate $10 million with financial institutions acceptable to Congress.

•	Loan is guaranteed by Hypercom.

•	Term is 3 years.

•	Interest rate is the Prime Rate plus .75% (for prime rate loans) or the Adjusted Eurodollar Rate (the average rate at which Congress’ reference bank is offered deposits in the London interbank market) plus 3% (for eurodollar rate loans).

•	Borrowing base is 65% of the eligible lease receivables, less additional reserves.

•	Collateral includes a first priority security interest in all leases (or proceeds thereof) and equipment financed with loan advances.

•	Fees payable under the facility consist of:

•	Non-refundable closing fee of $150,000

•	Syndication fee of $50,000

•	Servicing fee of $2,000 per month

•	Unused revolving loan fee of .375% of unused portion of revolving loan

•	Typical representations, covenants and events of default including, without limitation, cross defaults, financial covenants, change of control covenants, working capital requirements, and tangible net worth requirements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

10.1	Loan and Security Agreement dated August 24, 2001 by and between Golden Eagle Leasing, Inc. and Webster Bank

10.2	Loan and Security Agreement dated August 28, 2001 by and between Golden Eagle Leasing, Inc. and Congress Financial Corporation

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERCOM CORPORATION
Date: September 10, 2001	/s/ Jonathon E. Killmer Jonathon E. Killmer Executive Vice President, Chief Financial Officer, Chief Operating Officer and Chief Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Loan and Security Agreement dated August 24, 2001 by and between Golden Eagle Leasing, Inc. and Webster Bank

10.2	Loan and Security Agreement dated August 28, 2001 by and between Golden Eagle Leasing, Inc. and Congress Financial Corporation